UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

Form 8-K

CURRENT REPORT
Pursuant To Section 13 OR 15(d) Of The Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): September 8, 2011

GREEN ENERGY MANAGEMENT SERVICES HOLDINGS, INC.
(Exact name of registrant as specified in its charter)

Delaware	000-33491	75-2873882
(State or other jurisdiction of incorporation)	(Commission File Number)	(I.R.S. Employer Identification No.)

381 Teaneck Road
Teaneck, New Jersey 07666
(Address of principal executive offices) (Zip Code)

Registrant’s telephone number, including area code: (201) 530-1200

N/A
(Former name or former address, if changed since last report.)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 5.02	Departure of Directors or Certain Officers; Election of Directors; Appointment of Certain Officers; Compensatory Arrangements of Certain Officers.

On September 8, 2011, the Board of Directors of Green Energy Management Services Holdings, Inc. (the “Company”) implemented certain management changes, as a result of the Company taking cost saving measures.  Robert Weinstein will no longer serve as the Chief Financial Officer of the Company and his employment by the Company will be terminated.  Peter P. Barrios, a financial and accounting consultant to the Company, has been appointed to serve as the Chief Financial Officer of the Company, effective as of the same date.

Prior to joining the Company, Mr. Barrios, 57, performed financial and accounting services, including financial reporting and assistance with the Sarbanes-Oxley Act compliance requirements, for the Company and its subsidiaries through Peter P. Barrios, APAC (“PPB”), a firm he founded in 1992.  PPB specializes in providing advice in finance, corporate development, mergers and acquisitions and tax to small and mid-size companies.  From May 1978 through May 1992, Mr. Barrios worked as an accountant and later became a partner of Hannis T. Bourgeois & Co., a regional public accounting firm based in Baton Rouge, Louisiana, specializing in mid-size and large private and public clients.  From June 1976 through May 1978, Mr. Barrios worked as an accountant for Bourgeois, Thokey & Hickey, a large regional public accounting firm whose practice included private and public company clients, out of its office located in New Orleans, Louisiana.  Mr. Barrios has 35 years experience as a practicing Certified Public Accountant (CPA).  Mr. Barrios received a Bachelor of Arts in Accounting from Louisiana State University and is a licensed CPA in the State of Louisiana.

There is no arrangement or understanding between Mr. Barrios and any other persons pursuant to which Mr. Barrios was appointed as an officer of the Company.  There are no family relationships between Mr. Barrios and any of the Company’s officers and directors.  Except for any material interest that Mr. Barrios may be deemed to have in his financial and accounting consulting role to the Company, there are no other transactions to which the Company or any of its subsidiaries is a party in which Mr. Barrios has a material interest subject to disclosure under Item 404(a) of Regulation S-K.

No new compensatory or severance arrangements were entered into in connection with these leadership changes.  Mr. Weinstein will receive severance benefits for termination without cause.

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

GREEN ENERGY MANAGEMENT SERVICES HOLDINGS, INC.

Dated: September 14, 2011	/s/ Peter P. Barrios
Peter P. Barrios
Chief Financial Officer